Dow Presents at
Morgan Stanley Laguna Conference

Jim Fitterling, Chair and CEO

September 12, 2024

Macroeconomic Environment Remains Muted

Market Vertical (% of Revenue[1])	NAA	LAA	EMEAI	China	Rest of World
Packaging ~30%	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed
Infrastructure[2] ~40%	Moderate/Mixed	Weak	Weak	Weak	Weak
Consumer ~20%	Moderate/Mixed	Moderate/Mixed	Weak	Moderate/Mixed	Moderate/Mixed
Mobility ~10%	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed	Moderate/Mixed

Source: Based on internal and third-party markers

Strong | Moderate/Mixed | Weak

Packaging – Resilient North America Domestic and Export Demand

- + NAA industry domestic demand for PE growing by 5% YTD through July (ACC)
- + PE exports from NAA remain robust, growing 16% YTD through July and represent >45% of industry production YTD (ACC)
- + Eurozone Manufacturing PMI has remained in contractionary territory since July 2022

Infra – Residential Construction Remains Weak, Awaiting Lower Interest Rates

- + U.S. existing home sales declined 2.5% and new home sales increased 5.6% YoY in July
- – Eurozone Construction PMI remains soft at 41.4 in August
- – China new home prices declined 4.9% YoY in July; 13th consecutive month of declines

Consumer – Tightening Disposable Income Leading to Trade-Off Decisions

- + U.S. consumer confidence rose slightly in August to 103.3 (The Conference Board)
- + China household appliance sales were down 2.4% YoY in July
- – Eurozone Consumer Confidence decreased 0.5 MoM in August; remains negative at 13.5

Mobility – Softening Demand Across 2H24 After Recent Restocking Cycle

- + U.S. auto sales were down 1.3% YoY in August, after decreasing 0.5% YoY in July
- + China auto OEM production down 4.8% YoY in July; second consecutive month of declines
- + EU new car registrations were ~flat YoY in July

1. Average 2021 – 2023 % of Total Dow Revenue excluding Corporate and Hydrocarbons & Energy
2. Includes housing and residential construction trends

UNIQUELY POSITIONED TO BENEFIT AS INDUSTRY DYNAMICS IMPROVE

Strategically Optimizing Our Global Asset Footprint



Europe
LPG advantage
Middle East
Ethane & natural gasoline advantage
Asia Pacific
Supported by ethane-advantaged imports
Americas
Shale advantage

Investing for growth in regions with access to lower-cost feedstocks, while taking necessary asset actions in structurally disadvantaged regions



% of Dow Global Production Capacity
Current
Cost Advantaged Americas ~65%
EMEAI ~30%
APAC ~5%
By 2030
Cost Advantaged Americas
Path2Zero and Growth Investments
~70%
EMEAI <30%
APAC <5%

Industry Supply Additions Slowing Across All Key Products



2017-23
2024-30
Capacity Additions CAGR%[1]
4.8%
3.1%
6.1%
1.7%
6.5%
2.8%
4.8%
1.6%
4.6%
1.1%
7.0%
1.2%
Polyethylene Global
Polyethylene North America
EO Global
PO Global
MDI Global
Siloxanes Global

Operating rates expected to improve through 2030, supported by limited industry supply additions and higher-cost asset rationalizations

- Polyethylene demand continues to grow at ~1.2-1.4x GDP, with growth shifting to circular and low-emissions solutions
- Majority of Dow's USGC capacity is aligned to higher-value purified EO derivatives with no significant industry capacity additions expected
- Proactively reducing lower-value merchant PO exposure by shutting down our Freeport unit in 2025 (~20% of North America capacity)
- Industry Siloxane capacity additions slowing due to prolonged negative cash margins impacting non-integrated players

Continually Evaluating Our Asset Footprint Against Long-Term Demand Trends and Regional Policy

1. Sources CMA (PE, MDI, PO), Wood Mackenzie (EO), and Internal Analysis (Siloxanes); Industry data excludes potential delays, cancellations, and further rationalization of higher-cost assets

Dow: A Compelling Long-Term Value Investment

Near-Term Macroeconomic Environment Remains Muted

- Global industrial demand remains sluggish, hampered by soft building & construction and durable goods end-markets
- Underwhelming demand in Europe; slower-than-expected economic recovery in China
- Beginning of an interest rate cutting cycle in the U.S. and Europe will drive improved demand dynamics as we enter 2025

Unplanned Asset Outage to Impact 3Q Earnings Expectations

- Capturing resilient packaging demand, while navigating slower mobility and residential construction (DIY) end-markets
- Anticipate a tailwind from favorable P&SP margins in the U.S., more than offset by a significant unplanned event in Texas and higher input costs in Europe
- Currently expect 3Q24 revenue of ~$10.6B and Op. EBITDA[1] of ~$1.3B

Continuing to Deliver on Our Long-Term Growth Levers

- On track to deliver >$3B/year of earnings growth levers by 2030, by investing in regions with advantaged long-term cost positions
- Completed acquisition of U.S.-based PE recycler Circulus with 50KTA capacity
- Signed a long-term agreement for the supply of clean hydrogen with Linde for Dow's Fort Saskatchewan Path2Zero project

Leveraging Our Leadership Positions to Execute On Long-Term Growth Levers and Increase Shareholder Value

1. Operating EBITDA is defined as earnings (i.e., "Income before income taxes") before interest, depreciation and amortization, excluding the impact of significant items.

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SAFE HARBOR

Cautionary Statement about Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "may," "opportunity," "outlook," "plan," "project," "seek," "should," "strategy," "target," "will," "will be," "will continue," "will likely result," "would" and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow's control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow's products; Dow's expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow's business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow's contemplated capital and operating projects; Dow's ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow's products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow's products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow's intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow's significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow's information technology networks and systems, including the impact of cyberattacks; and risks related to Dow's separation from DowDuPont Inc. such as Dow's obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled "Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow's business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws. References to Dow or the Company mean Dow Inc. and its subsidiaries.

NON-GAAP FINANCIAL MEASURES & DEFINITIONS

Non-GAAP Financial Measures

This presentation includes information that does not conform to GAAP and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. Dow's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's GAAP disclosures and should not be viewed as alternatives to GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Dow does not provide forward-looking GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period.

See investors.dow.com for a reconciliation of the most directly comparable GAAP financial measures.

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